Other Income	12 Months Ended
Mar. 31, 2018
Disclosure Of Other Income [Abstract]
Other income
14.	Other income:

On September 30, 2016, Neptune and Aker BioMarine (“Aker”) entered into a broad patent cross-licensing agreement, thus ending all outstanding litigation between both companies. The agreement provided continued access for Aker to Neptune’s composition patents for the duration of the patents, in consideration of an upfront royalty payment of US$10 million payable over a period of 15 months. Neptune acquired rights to use Aker’s select krill oil-related patent portfolio for the duration of the patents in consideration of an upfront royalty payment of US$4 million payable over the same 15-month period. For the thirteen-month period ended March 31, 2017, Neptune recorded a royalty settlement income of $13,117,000 (US$10 million) and an intangible asset of $5,246,800 (US$4 million), which would be amortized over a period of 12 years. Accounts receivable and payable related to this agreement were presented on a net basis as they were to be settled on a net basis. The net balance receivable has been repaid prior to the transaction of sale of assets (note 4).

On March 31, 2017, Neptune and Enzymotec Ltd (“Enzymotec”) entered into a broad patent cross-licensing agreement, thus ending all outstanding litigation between both companies. The agreement provided continued access for Enzymotec to Neptune’s krill-related patents for the duration of the patents, in consideration of an upfront royalty payment of US$1.63 million. The agreement provided also continued access for Neptune to Enzymotec’s krill-related patents with no consideration. Neptune has recorded a royalty settlement income of $2,184,758. The amount was received on March 31, 2017.